SHORT-TERM AND LONG-TERM DEBT	6 Months Ended
Jun. 30, 2018
Long-term Debt, by Current and Noncurrent [Abstract]
SHORT-TERM AND LONG-TERM DEBT
SHORT-TERM AND LONG-TERM DEBT

(in thousands of $)	June 30, 2018	December 31, 2017
Long-term debt:
3.25% senior unsecured convertible bonds due 2018	—	63,218
NOK900 million senior unsecured floating rate bonds due 2019	92,867	92,477
5.75% senior unsecured convertible bonds due 2021	225,000	225,000
NOK500 million senior unsecured floating rate bonds due 2020	61,259	61,001
4.875% senior unsecured convertible bonds due 2023	164,000	—
$320 million unsecured intermediary loan facility	320,000	—
Total Fixed Rate Debt	863,126	441,696
U.S. dollar denominated floating rate debt (LIBOR plus margin) due through 2025	1,080,978	1,081,204
Total debt principal	1,944,104	1,522,900
Less: Unamortized debt issuance costs	(27,974)	(18,893)
Less: Current portion of long-term debt	(734,438)	(313,823)
Total long-term debt	1,181,692	1,190,184

(in thousands of $)
	Fixed Rate Debt	Floating Rate Debt	Total debt principal
Balance at December 31, 2017	441,696	1,081,204	1,522,900
Repayments and redemptions	(63,218)	(69,226)	(132,444)
Drawdowns	484,000	69,000	553,000
Effects of foreign exchange	648	—	648
Balance at June 30, 2018	863,126	1,080,978	1,944,104

The outstanding debt as of June 30, 2018 is repayable as follows:

(in thousands of $)
Year ending December 31,

2018 (remaining six months)	207,005
2019	600,532
2020	197,683
2021	474,447
2022	197,626
Thereafter	266,811
Total debt principal	1,944,104

The weighted average interest rate for floating rate debt denominated in U.S. dollars and Norwegian kroner (“NOK”) was 4.45% per annum at June 30, 2018 (December 31, 2017: 4.26%). This rate takes into consideration the effect of related interest rate swaps. At June 30, 2018, the three month US Dollar London Interbank Offered Rate, or LIBOR, was 2.336% (December 31, 2017: 1.694%) and the Norwegian Interbank Offered Rate, or NIBOR, was 0.98% (December 31, 2017: 0.81%).

In the six months ended June 30, 2018, the following redemption occurred:

3.25% senior unsecured convertible bonds due 2018
In February 2018, the Company redeemed the full outstanding amount under the 3.25% senior unsecured convertible bonds due 2018. The remaining outstanding principal amount of $63.2 million was paid in cash, and the premium settled in common shares with the issuance of 651,365 new shares (see Note 12. Share Capital, Additional Paid in Capital and Contributed Surplus).

In the six months ended June 30, 2018, the following loan agreements were entered into:

$50 million secured term credit facility
In June 2018, 15 wholly-owned subsidiaries of the Company entered into a $50.0 million secured term loan facility with a bank, secured against 15 feeder size container vessels. The 15 vessels were delivered in April 2018. The Company has provided a corporate guarantee for this facility, which bears interest at LIBOR plus a margin and has a term of seven years.

$320 million unsecured intermediary loan facility
In May 2018, four wholly-owned subsidiaries of the Company entered into a $320.0 million unsecured loan facility provided by Sterna Finance Ltd. (“Sterna Finance”), an affiliate of Hemen Holdings Ltd., a related party. The unsecured intermediary loan facility was entered into to partly fund the acquisition of four 14,000 TEU container vessels acquired in May 2018. The Company has provided a corporate guarantee for this loan facility, which has a fixed interest rate, is non-amortizing and has a term of 13 months from the drawdown date of the loan. See also Note 15: Related party transactions.

4.875% senior unsecured convertible bonds due 2023
On April 23, 2018, the Company issued a senior unsecured convertible bond loan totaling $150.0 million. Additional bonds were issued on May 4, 2018 at a principal amount of $14.0 million. Interest on the bonds is fixed at 4.875% per annum and is payable in cash quarterly in arrears on February 1, May 1, August 1 and November 1. The bonds are convertible into Ship Finance International Limited common shares and mature on May 1, 2023. The net amount outstanding at June 30, 2018 was $164.0 million (December 31, 2017: $nil). The initial conversion rate at the time of issuance was 52.8157 common shares per $1,000 bond, equivalent to a conversion price of approximately $18.93 per share. Since the issuance, dividend distributions have increased the conversion rate and as of June 30, 2018, the conversion rate was 54.0658, equivalent to a conversion price of approximately $18.50 per share).

In conjunction with the bond issue, the Company agreed to loan up to 7,000,000 of its common shares to affiliates of the underwriters of the issue, in order to assist investors in the bonds to hedge their position. As at June 30, 2018, a total of 3,765,842 shares were issued from up to 7,000,000 shares issuable under a share lending arrangement.

As required by ASC 470-20 "Debt with conversion and other options", the Company calculated the equity component of the convertible bond, taking into account both the fair value of the conversion option and the fair value of the share lending arrangement. The equity component was valued at $7.9 million at issue date and this amount was recorded as "Additional paid-in capital", with a corresponding adjustment to "Deferred charges", which are amortized to "Interest expense" over the appropriate period. The amortization of this item amounted to $0.3 million in the six months ended June 30, 2018 (December 31, 2017: $nil).

In the six months ended June 30, 2018, the following drawings were made under revolving credit facilities:

(in thousands of $)
Facility	Amount Drawn
$49 million secured term loan and revolving credit facility	10,000
$45 million secured term loan and revolving credit facility	9,000
Total Drawdown	19,000

The aggregate book value of assets pledged as security against borrowings at June 30, 2018, was $1,903 million (December 31, 2017: $1,908 million).
Agreements related to long-term debt provide limitations on the amount of total borrowings and secured debt, and acceleration of payment under certain circumstances, including failure to satisfy certain financial covenants. As of June 30, 2018, the Company is in compliance with all of the covenants under its long-term debt facilities. In addition, the $101.4 million secured term loan facility entered into in August 2014 contains certain financial covenants on Solship, which have been temporarily waived in connection with the standstill agreement entered into at the end of March 2018.